Exhibit 10.3
THIRD AMENDMENT AND MODIFICATION AGREEMENT
THIS THIRD AMENDMENT AND MODIFICATION AGREEMENT (hereinafter referred to as this “Third Amendment”) is made this 10th day of September, 2010, by and among
INSURANCE SERVICES OFFICE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 545 Washington Boulevard, Jersey City, New Jersey 07310-1686 (hereinafter referred to as the “Borrower”),
AND
ISO CLAIMS SERVICES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 250 Berryhill Road, Columbia, South Carolina 29210 (hereinafter referred to as “ISO Claims Services”),
AND
AIR WORLDWIDE CORPORATION, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 131 Dartmouth Street, Boston, Massachusetts 02116-5134 (hereinafter referred to as “AIR Worldwide”),
AND
ISO SERVICES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having an office located at 545 Washington Boulevard, Jersey City, New Jersey 07310-1686 (hereinafter referred to as “ISO Services”),
AND
XACTWARE SOLUTIONS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 1426 East 750 North, Orem, Utah 84097 (hereinafter referred to as “Xactware”),
AND
VERISK HEALTH, INC., a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts having its principal office located at 99 Summer Street, Suite 520, Boston, Massachusetts 02110 (hereinafter referred to as “Verisk”),
AND
INTERTHINX, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of California having its principal office located at 30005 Ladyface Circle, Agoura Hills, California 91301 (hereinafter referred to as “Interthinx”),
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AND
D2HAWKEYE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 130 Turner Street, 7th Floor, Waltham, Massachusetts 02453 (hereinafter referred to as “D2Hawkeye”),
AND
VERISK ANALYTICS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware having its principal office located at 545 Washington Boulevard, Jersey City, New Jersey 07310-1686 (hereinafter referred to as “Verisk Analytics”, and hereinafter ISO Claims Services, AIR Worldwide, ISO Services, Xactware, Verisk, Interthinx, D2Hawkeye, and Verisk Analytics shall be collectively referred to as the “Guarantors”),
AND
BANK OF AMERICA, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at 750 Walnut Avenue, Cranford, New Jersey 07016, in its capacity as a Lender, the letter of credit issuer and the swing line lender (hereinafter referred to as “Bank of America”),
AND
THOSE OTHER LENDERS SIGNATORY HERETO (hereinafter said lenders, together with Bank of America, shall be sometimes individually referred to as a “Lender” and collectively referred to as the “Lenders”),
AND
BANK OF AMERICA, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at 750 Walnut Avenue, Cranford, New Jersey 07016, in its capacity as administrative agent for the Lenders (hereinafter referred to as the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, pursuant to the terms, conditions, and provisions of that certain Credit Agreement dated as of July 2, 2009, executed by and among the Borrower, as borrower, Bank of America, as a Lender, JPMorgan Chase Bank, N.A. (hereinafter referred to as “JPMorgan Chase”), as a Lender, Morgan Stanley Bank, N.A. (hereinafter referred to as “Morgan Stanley”), as a Lender, Wells Fargo Bank, N.A. (hereinafter referred to as “Wells Fargo”), as a Lender, Bank of America, as letter of credit issuer and swing line lender, and the Administrative Agent, as administrative agent (hereinafter referred to as the “Original Credit Agreement”), the Lenders made available to the Borrower an unsecured revolving credit loan facility in the aggregate maximum principal amount of up to Three Hundred Million and 00/100 ($300,000,000.00) Dollars (hereinafter referred to as the “Original Credit Facility”), which Original Credit Facility includes (i) a $25,000,000.00 letter of credit sub-facility for the issuance of standby letters of credit (and not commercial letters of credit) denominated in U.S. dollars or such other currencies as may be agreed upon by the Borrower and Bank of America, as letter of credit issuer, and (ii) a $30,000,000.00 swingline sub-facility, all made available to the Borrower for working capital and other lawful corporate purposes, including, without limitation, (a) refinancing a portion of the Borrower’s then-existing indebtedness and (b) financing such acquisitions as may be permitted pursuant to the terms, conditions, and provisions of the Original Credit Agreement; and
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WHEREAS, Bank of America’s “Commitment” (as such term is defined in the Original Credit Agreement) under the Original Credit Facility is evidenced by that certain Revolving Credit Loan Note #1 dated as of July 2, 2009, executed by the Borrower, as maker, in favor of Bank America, as payee, in the maximum principal amount of up to $125,000,000.00 (hereinafter referred to as the “Original Revolving Credit Loan Note #1”); and
WHEREAS, JPMorgan Chase’s Commitment under the Original Credit Facility is in the maximum principal amount of up to $75,000,000.00, but JPMorgan Chase did not require that a promissory note be executed to evidence said Commitment; and
WHEREAS, Morgan Stanley’s Commitment under the Original Credit Facility is evidenced by that certain Revolving Credit Loan Note #2 dated as of July 2, 2009, executed by the Borrower, as maker, in favor of Morgan Stanley, as payee, in the maximum principal amount of up to $50,000,000.00 (hereinafter referred to as the “Original Revolving Credit Loan Note #2”); and
WHEREAS, Wells Fargo’s Commitment under the Original Credit Facility is in the maximum principal amount of up to $50,000,000.00, but Wells Fargo did not require that a promissory note be executed to evidence said Commitment; and
WHEREAS, pursuant to the terms, conditions, and provisions of that certain Continuing Guaranty dated as of July 2, 2009 executed by ISO Claims Services, ISO Investment Holdings, Inc., a Delaware corporation (hereinafter referred to as “ISO Investment Holdings”), AIR Worldwide, ISO Services, Xactware, Verisk, Interthinx, and D2Hawkeye, on a joint and several basis, in favor of the Administrative Agent and the Lenders, said Guarantors guarantied the payment and performance of all of the obligations of the Borrower owed to the Administrative Agent and the Lenders under the Original Credit Agreement and the other “Loan Documents” (as such term is defined in the Original Credit Agreement) (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Guaranty #1”); and
WHEREAS, pursuant to the four (4) Joinders described below, all dated as of August 21, 2009, additional Commitments were obtained from SunTrust Bank (hereinafter referred to as “SunTrust”), PNC Bank, National Association (hereinafter referred to as “PNC”), Sovereign Bank (hereinafter referred to as “Sovereign”), and RBS Citizens, N.A. (hereinafter referred to as “RBS”), and, as a result of said additional Commitments having been obtained, the aggregate maximum principal amount of the Original Credit Facility has been increased to up to Four Hundred Twenty Million and 00/100 ($420,000,000.00) Dollars (hereinafter the Original Credit Facility, as so increased and as it may be from time to time hereafter amended, modified, extended, renewed, substituted, and/or supplemented, shall be referred to as the “Credit Facility”); and
WHEREAS, pursuant to the terms, conditions, and provisions of that certain Joinder dated as of August 21, 2009 executed by SunTrust, as an additional Lender, SunTrust Bank agreed to (i) provide a Commitment equal to $25,000,000.00 and (ii) accept and be bound by all of the terms, conditions, and provisions of the Original Credit Agreement and the other Loan Documents, as a result of which SunTrust became a “Lender” under the Original Credit Agreement and is therefore entitled to all of the rights, and subject to all of the obligations, of a Lender under the Original Credit Agreement and the other Loan Documents; and
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WHEREAS, SunTrust’s Commitment under the Credit Facility is in the aforesaid maximum principal amount of up to $25,000,000.00, but SunTrust did not require that a promissory note be executed to evidence said Commitment; and
WHEREAS, pursuant to the terms, conditions, and provisions of that certain Joinder dated as of August 21, 2009 executed by PNC, as an additional Lender, PNC agreed to (i) provide a Commitment equal to $20,000,000.00 and (ii) accept and be bound by all of the terms, conditions, and provisions of the Original Credit Agreement and the other Loan Documents, as a result of which PNC became a “Lender” under the Original Credit Agreement and is therefore entitled to all of the rights, and subject to all of the obligations, of a Lender under the Original Credit Agreement and the other Loan Documents; and
WHEREAS, PNC’s Commitment under the Credit Facility is evidenced by that certain Revolving Credit Loan Note #3, dated August 21, 2009 executed by the Borrower, as maker, in favor of PNC, as payee, in the maximum principal amount of up to $20,000,000.00 (hereinafter referred to as the “Original Revolving Credit Loan Note #3”); and
WHEREAS, pursuant to the terms, conditions, and provisions of that certain Joinder dated as of August 21, 2009 executed by Sovereign, as an additional Lender, Sovereign agreed to (i) provide a Commitment in the principal amount of $40,000,000.00 and (ii) accept and be bound by all of the terms, conditions, and provisions of the Original Credit Agreement and the other Loan Documents, as a result of which Sovereign became a “Lender” under the Original Credit Agreement and is therefore entitled to all of the rights, and subject to all of the obligations, of a Lender under the Original Credit Agreement and the other Loan Documents; and
WHEREAS, Sovereign’s Commitment under the Credit Facility is evidenced by that certain Revolving Credit Loan Note #4 dated August 21, 2009 executed by the Borrower, as maker, in favor of Sovereign, as payee, in the maximum principal amount of up to $40,000,000.00 (hereinafter referred to as the “Original Revolving Credit Loan Note #4”); and
WHEREAS, pursuant to the terms, conditions, and provisions of that certain Joinder dated as of August 21, 2009 executed by RBS, as an additional Lender, RBS agreed to (i) provide a Commitment in the principal amount of $35,000,000.00 and (ii) accept and be bound by all of the terms, conditions, and provisions of the Original Credit Agreement and the other Loan Documents, as a result of which RBS became a “Lender” under the Original Credit Agreement and is therefore entitled to all of the rights, and subject to all of the obligations, of a Lender under the Original Credit Agreement and the other Loan Documents; and
WHEREAS, RBS’s Commitment under the Credit Facility is evidenced by that certain Revolving Credit Loan Note #5, dated August 21, 2009 executed by the Borrower, as maker, in favor of RBS, as payee, in the maximum principal amount of up to $35,000,000.00 (hereinafter referred to as the “Original Revolving Credit Loan Note #5”); and
WHEREAS, pursuant to that certain Letter Agreement dated August 21, 2009 executed by and between the Borrower and the Administrative Agent, on behalf of itself as Administrative Agent and all of the Lenders (hereinafter referred to as the “First Amendment”), the Borrower and the Administrative Agent agreed to amend and modify the terms, conditions, and provisions of the Original Credit Agreement for the purposes more fully set forth and described in the First Amendment; and
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WHEREAS, pursuant to the terms, conditions, and provisions of that certain Continuing Guaranty dated November 4, 2009 executed by Verisk Analytics in favor of the Administrative Agent and the Lenders, Verisk Analytics guarantied the payment and performance of all of the obligations of the Borrower owed to the Administrative Agent and the Lenders under the Original Credit Agreement and the other “Loan Documents” (as such term is defined in the Original Credit Agreement) (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Guaranty #2”, and hereinafter the Guaranty #1 and the Guaranty #2 shall be collectively referred to as the “Guaranties”); and
WHEREAS, pursuant to that certain Second Amendment and Modification Agreement dated April 19, 2010, executed by and among the Borrower, the Guarantors, the Lenders, and the Administrative Agent (hereinafter referred to as the “Second Amendment”, and hereinafter the Original Credit Agreement, as amended and modified through the Second Amendment, shall be referred to as the “Credit Agreement”), the Borrower, the Guarantors, the Lenders, and the Administrative Agent agreed to further amend and modify the terms, conditions, and provisions of the Original Credit Agreement for the purposes more fully set forth and described in the Second Amendment; and
WHEREAS, on June 30, 2010, ISO Investment Holdings was merged with and into the Borrower, with the Borrower being the surviving entity; and
WHEREAS, in connection with the execution and delivery of this Third Amendment, Bank of America has increased its Commitment under the Credit Facility to a new principal amount of $150,000,000.00, and such increased Commitment is evidenced by that certain First Substitute Revolving Credit Loan Note #1, dated of even date herewith, executed by the Borrower, as maker, in favor of Bank of America, as payee, in the maximum principal amount of up to $150,000,000.00, which First Substitute Revolving Credit Loan Note #1 is given in full substitution for and in full replacement of the Original Revolving Credit Loan Note #1 (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Revolving Credit Loan Note #1”); and
WHEREAS, in connection with the execution and delivery of this Third Amendment, JPMorgan Chase has increased its Commitment under the Credit Facility to a new principal amount of $120,000,000.00, and JPMorgan Chase is not requiring that a promissory note be executed and delivered to it by the Borrower as evidence of such increased Commitment; and
WHEREAS, in connection with the execution and delivery of this Third Amendment, Morgan Stanley has increased its Commitment under the Credit Facility to a new principal amount of $95,000,000.00, and such increased Commitment is evidenced by that certain First Substitute Revolving Credit Loan Note #2, dated of even date herewith, executed by the Borrower, as maker, in favor of Morgan Stanley, as payee, in the maximum principal amount of up to $95,000,000.00, which First Substitute Revolving Credit Loan Note #2 is given in full substitution for and in full replacement of the Original Revolving Credit Loan Note #2 (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Revolving Credit Loan Note #2”); and
WHEREAS, in connection with the execution and delivery of this Third Amendment, Wells Fargo has increased its Commitment under the Credit Facility to a new principal amount of $75,000,000.00, and Wells Fargo is not requiring that a promissory note be executed and delivered to it by the Borrower as evidence of such increased Commitment; and
WHEREAS, SunTrust Bank has increased its Commitment under the Credit Facility to a new principal amount of $47,500,000.00, and SunTrust Bank is not requiring that a promissory note be executed and delivered to it by the Borrower as evidence of such increased Commitment; and
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WHEREAS, PNC has terminated its Commitment in connection with the closing of the transactions described in this Third Amendment and has withdrawn as a Lender, and, in connection with such termination and withdrawal, PNC is obligated to cancel and return to the Borrower the Original Revolving Credit Loan Note #3; and
WHEREAS, Sovereign Bank has maintained its Commitment under the Credit Facility at the existing principal amount of $40,000,000.00; and
WHEREAS, RBS has increased its Commitment under the Credit Facility to a new principal amount of $47,500,000.00, and such increased Commitment is evidenced by that certain First Substitute Revolving Credit Loan Note #5, dated of even date herewith, executed by the Borrower, as maker, in favor of RBS , as payee, in the maximum principal amount of up to $47,500,000.00, which First Substitute Revolving Credit Loan Note #5 is given in full substitution for and in full replacement of the Original Revolving Credit Loan Note #5 (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Revolving Credit Loan Note #5”, and hereinafter the Revolving Credit Loan Note #1, the Revolving Credit Loan Note #2, the Original Revolving Credit Loan Note #4, and the Revolving Credit Loan Note #5 shall be collectively referred to as the “Notes”); and
WHEREAS, the parties hereto have agreed to amend and modify the Credit Agreement and the other Loan Documents pursuant to the terms, conditions, and provisions of this Third Amendment for the purposes more fully set forth and described herein; and
WHEREAS, defined terms used but not expressly defined herein shall have the same meanings when used herein as set forth in the Credit Agreement.
NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby promise, covenant, and agree as follows:
1. Increase in the Aggregate Maximum Principal Amount of the Credit Facility; Confirmation of Guarantors. Effective as of the date of this Third Amendment, the aggregate maximum principal amount of the Credit Facility is hereby increased from the existing aggregate maximum principal amount of “up to $420,000,000.00” to a new aggregate maximum principal amount of “up to $575,000,000.00”. In connection with such increase, the existing Schedule 2.01 attached to the Credit Agreement is hereby deleted in its entirety and the new Schedule 2.01 attached to this Third Amendment shall be substituted in its place and stead. Any and all references in the Credit Agreement or any other Loan Document to the aggregate maximum principal amount of the Credit Facility are hereby amended and modified to refer to a new aggregate maximum principal amount of “up to $575,000,000.00”. Each of the Guarantors hereby acknowledges, consents to, and agrees to such increase and hereby covenants and agrees that the “Guaranteed Obligations” (as such term is defined in each of the Guaranties) include, without limitation, such increased obligations, liabilities, and responsibilities of the Borrower under the Credit Agreement and the other Loan Documents, as amended through the date of this Third Amendment.
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2. Credit Agreement. The Credit Agreement is hereby amended and modified as follows:
(i) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing pricing grid contained in the definition of “Applicable Rate” in its entirety and inserting the following new pricing grid in its place and stead:
Applicable Rate

Consolidated
Pricing	Funded Debt	Commitment	Eurodollar Rate	Letters of
Level	Leverage Ratio	Fee	(and Base Rate)	Credit
1	< 1.50:1	20.0 bps	175.0 bps	175.0 bps
2	> 1.50 but < 2.0:1	25.0 bps	200.0 bps	200.0 bps
3	> 2.0:1 but < 3.0:1	32.5 bps	225.0 bps	225.0 bps
(ii) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Consolidated Funded Indebtedness” and inserting the following new definition of “Consolidated Funded Indebtedness” in its place and stead:
““Consolidated Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all obligations, whether contingent or otherwise, arising under letters of credit (including standby and commercial letters of credit), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of Property or services (other than obligations to pay the earn out portion of the purchase price for Permitted Acquisitions and trade accounts payable in the ordinary course of business), (e) Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Borrower or any Subsidiary, (g) without duplication, all Guarantees by the Borrower and/or Verisk Analytics, Inc. of Permitted Subsidiary Acquisition Indebtedness, and (h) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary.”
(iii) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Guaranty” and inserting the following new definition of “Guaranty and Guaranties” in its place and stead:
““Guaranty” and “Guaranties” means a collective reference to (a) the Continuing Guaranty made by the Guarantors in favor of the Administrative Agent and the Lenders, substantially in the form of Exhibit “F” attached hereto and made a part hereof, as said Continuing Guaranty may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, and including any counterparts to said Continuing Guaranty or any additional continuing guaranty executed and delivered by any additional Guarantors added pursuant to the requirements of Section 6.12 of this Agreement, and (b) that certain Continuing Guaranty dated November 4, 2009 executed by Verisk Analytics, Inc. in favor of the Administrative Agent and the Lenders, pursuant to which Verisk Analytics, Inc. has guarantied the payment and performance of all of the obligations of the Borrower to the Administrative Agent and the Lenders under this Agreement and the other Loan Documents, as said Continuing Guaranty may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented.”
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(iv) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Loan Documents” and inserting the following new definition of “Loan Documents” in its place and stead:
““Loan Documents” means this Agreement, each Note, each Issuer Document, the Fee Letter, and the Guaranties, as any of the foregoing may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented.”
(v) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Maturity Date” and inserting the following new definition of “Maturity Date” in its place and stead:
““Maturity Date” means September 10, 2014; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.”
(vi) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Permitted Acquisition” and inserting the following new definition of “Permitted Acquisition” in its place and stead:
““Permitted Acquisition” means any merger, consolidation, or acquisition with or of any Person which complies with each of the following terms and conditions:
(a) said Person must be in a line of business substantially similar to those lines of business conducted by the Borrower and its Subsidiaries as of September 10, 2010, or any business substantially related, reasonably complimentary, or incidental thereto; and
(b) no Default or Event of Default shall exist at the time of, or shall result or be caused by, such merger, consolidation, or acquisition; and
(c) all of the financial covenants set forth in Section 7.10 of this Agreement must be complied with on both a pro forma combined basis for the then current period and on a projected basis, and, as evidence of such compliance, the Administrative Agent shall have first received from the Borrower a written certificate signed by a Responsible Officer showing, in reasonable detail, the calculation of the pro-forma Consolidated Funded Debt Leverage Ratio of the Borrower and its Subsidiaries, after giving effect to such merger, consolidation, or acquisition; and
(d) in the event the Borrower is not the surviving Person, the surviving Person shall be a domestic Person that expressly assumes, by a written agreement satisfactory in form and substance to the Administrative Agent (which agreement may require, in connection with such assumption, the delivery of such opinions of counsel (who may be in-house counsel) as the Administrative Agent may reasonably require), the obligations of the Borrower under the Loan Documents, including, without limitation, all covenants contained therein, and such successor or acquiring Person shall succeed to and be substituted for the Borrower with the same effect as if it had been named herein as a party hereto, provided, however, that no such sale shall release the Borrower from any of its obligations and liabilities under this Agreement or any of the other Loan Documents unless such sale is followed by the complete liquidation of the Borrower and substantially all the assets of the Borrower immediately following such sale are distributed to the successor or acquiring Person in such liquidation.”
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(vii) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Priority Indebtedness” and inserting the following new definition of “Priority Indebtedness” in its place and stead:
““Priority Indebtedness” means, at any time, the sum (without duplication) of (a) all Indebtedness (other than Indebtedness of the type specified in clauses (b) and (c) of the definition of Indebtedness, or any Guarantee insofar as it relates to such types of Indebtedness) of the Borrower secured by Liens not otherwise permitted by Sections 7.01(a), (b), (c), and (e) through (k), inclusive, below plus (b) all Indebtedness of the Borrower’s Subsidiaries owed to any Person other than to the Borrower or to a Wholly Owned Subsidiary (other than the Guaranty and any Common Guaranty), but specifically excluding Permitted Subsidiary Acquisition Indebtedness.”
(viii) The existing Section 1.01 of the Credit Agreement is hereby amended and modified by adding the following new definition of “Permitted Subsidiary Acquisition Indebtedness”:
““Permitted Subsidiary Acquisition Indebtedness” means Indebtedness of any Subsidiary of the Borrower which is:
(a) owed by any Person at the time (i) such Person becomes a Subsidiary of or is merged with or into the Borrower or a Subsidiary of the Borrower or (ii) a Subsidiary acquires any Property from such Person and which Indebtedness is expressly assumed by such Subsidiary at the time of such acquisition; provided that (A) such Indebtedness was not created, incurred, or assumed by such Person or such Subsidiary in contemplation of any Permitted Acquisition, (B) in the event such Indebtedness shall be Guaranteed, such Guarantee shall be unsecured and shall be given by the Borrower and/or Verisk Analytics, Inc., and (C) the principal amount of such Indebtedness shall not be increased at any time after it is first acquired or assumed, as applicable, or
(b) incurred by such Subsidiary to finance or to refinance a Permitted Acquisition; provided that (i) such Indebtedness shall be incurred substantially simultaneously with the consummation of such Permitted Acquisition, (ii) the principal amount of such Indebtedness incurred in connection with such Permitted Acquisition shall not be increased at any time after it is first incurred, (iii) the principal amount of such Indebtedness (together with any accrued interest thereon and closing costs relating thereto) shall at no time exceed one hundred percent (100%) of the original purchase price of such Permitted Acquisition, and (iv) in the event such Indebtedness shall be Guaranteed, such Guarantee shall be unsecured and shall be given by the Borrower and/or Verisk Analytics, Inc.”
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(ix) The existing Section 2.14 of the Credit Agreement is hereby deleted in its entirety, and the following new Section 2.14 is hereby inserted in its place and stead:
“2.14 Increase in Facility.
(a) Request for Increase. Provided there exists no Default, upon prior express written notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may, from time to time, request an increase in the maximum principal amount of the Facility by an amount (for all such requests) not exceeding $175,000,000.00 (i.e., the amount which would increase the principal amount of the Aggregate Commitments to $750,000,000.00); provided that (i) any such request for an increase shall be in a minimum amount of $25,000,000.00, and (ii) the Borrower may make a maximum of four (4) such requests. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders).
(b) Lender Elections to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.
(c) Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase, and subject to the approval of the Administrative Agent, the L/C Issuer and the Swing Line Lender (which approvals shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a Joinder in form and substance satisfactory to the Administrative Agent and its counsel.
(d) Effective Date and Allocations. If the Facility is increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date.
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(e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) no Default exists. The Borrower shall prepay any Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Section.
(f) Conflicting Provisions. This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary.”
(x) The existing Section 7.01(f) of the Credit Agreement is hereby deleted in its entirety, and the following new Section 7.01(f) is hereby inserted in its place and stead:
“(f) Liens in respect of Permitted Subsidiary Acquisition Indebtedness; provided that (i) each such Lien (A) shall be created substantially simultaneously with the acquisition of the related Property or Properties or (B) shall have existed on any Property of a Person (1) at the time such Person becomes a Subsidiary of or is merged with or into the Borrower or a Subsidiary of the Borrower or (2) at the time a Subsidiary acquires such Property from such Person, and, in the case of each of the foregoing clauses (1) and (2), such Lien shall not have been created in contemplation of any Permitted Acquisition, and (ii) no such Lien at any time shall encumber any Property or Properties other than the related Property or Properties financed by such Permitted Subsidiary Acquisition Indebtedness and the proceeds thereof. For the avoidance of doubt, in the event that a Permitted Acquisition is consummated as a purchase of Equity Interests or a similar transaction, the pledge of stock or other Equity Interests acquired in such Permitted Acquisition to secure the related Permitted Subsidiary Acquisition Indebtedness shall be permitted.”
(xi) The existing Section 7.02(a) of the Credit Agreement is hereby deleted in its entirety, and the following new Section 7.02(a) is hereby inserted in its place and stead:
“(a) Investments in any Wholly Owned Subsidiary or in any consolidated Subsidiary of the Borrower;”
(xii) The existing Section 7.03 of the Credit Agreement is hereby deleted in its entirety, and the following new Section 7.03 is hereby inserted in its place and stead:
“7.03 Priority Indebtedness; Permitted Subsidiary Acquisition Indebtedness. Create, incur, assume or suffer to exist (a) any Priority Indebtedness in excess at any time of an amount equal to five percent (5%) of Assets at such time, and/or (b) any Permitted Subsidiary Acquisition Indebtedness in an aggregate principal amount in excess of $500,000,000.00 outstanding at any time.”
[THIRD AMENDMENT AND —
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(xiii) The existing Section 7.11 of the Credit Agreement is hereby deleted in its entirety and the following new Section 7.11 is hereby inserted in its place and stead:
“7.11 No Negative Pledges to Other Persons. Grant to another Person a covenant commonly referred to as a “negative pledge” with respect to its respective assets and properties other than (a) in connection with any Indebtedness constituting purchase-money Indebtedness secured by purchase-money security interests and Capitalized Leases, in each case, to the extent permitted under Section 7.03, and solely to the extent such covenant is limited to the Property covered by such Liens; (b) customary non-assignment provisions of leases, subleases, licenses and sublicenses; (c) with respect to specific Property to be sold pursuant to an executed definitive purchase agreement in connection with a Disposition permitted under Section 7.05; and (d) in connection with Permitted Subsidiary Acquisition Indebtedness and limited to the Property covered by Liens in respect of Permitted Subsidiary Acquisition Indebtedness.”
(xiv) The existing Section 7.12 of the Credit Agreement is hereby amended and modified by (a) deleting the word “Subsidiary” from clauses (a) and (b) thereof and inserting the words “Wholly Owned Subsidiary” in its place and stead and (b) deleting the word “Subsidiaries” from clause (c) thereof and inserting the words “Wholly Owned Subsidiaries” in its place and stead.
(xv) The existing Section 7.16(b) of the Credit Agreement is hereby amended and modified by deleting the phrase “, as a publicly traded company,” in its entirety without any substitution therefor.
(xvi) The existing Section 10.06(b)(v) of the Credit Agreement is hereby deleted in its entirety, and the following new Section 10.06(b)(v) is hereby inserted in its place and stead:
“(v) No Assignment to Borrower or Related Parties. No such assignment shall be made to the Borrower, any Guarantor, or any of the Borrower’s Affiliates or Subsidiaries.”
(xvii) The existing Section 10.06(d) of the Credit Agreement is hereby amended and modified by deleting the first paragraph of said Section 10.06(d) in its entirety, and inserting the following new paragraph in its place and stead:
“(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any Guarantor or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.”
[THIRD AMENDMENT AND —
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3. Amendments to all Loan Documents. Any and all references in any Loan Document to the Credit Agreement and/or any of the other Loan Documents shall be deemed to refer to the Credit Agreement or such other Loan Document, as amended and modified through this Third Amendment.
4. Further Agreements and Representations. The Borrower and the Guarantors do hereby: (i) ratify, confirm and acknowledge that, as amended and modified by this Third Amendment, the Credit Agreement, the Notes, the Guaranties, and all other Loan Documents continue to be valid, binding and in full force and effect; (ii) acknowledge and agree that, as of the date hereof, none of the Borrower or any of the Guarantors has any defense, set-off, counterclaim or challenge against the payment of any sums due and owing to the Administrative Agent or any Lender or the enforcement of any of the terms of the Credit Agreement, the Guaranties and/or any of the other Loan Documents; (iii) acknowledge and agree that all representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement, the Guaranties, and the other Loan Documents are true, accurate and correct as of the date hereof as if made on and as of the date hereof, except to the extent any such representation or warranty is by its terms limited to a certain date or dates in which case it remains true, accurate and correct as of such date or dates and that, with the exception of (a) the Amended and Restated Certificate of Incorporation of the Borrower filed with the Office of the Secretary of State of the State of Delaware on October 6, 2009, the current By-Laws of the Borrower, and the Certificate of Ownership and Merger Merging ISO Investment Holdings, Inc., a Delaware corporation, into the Borrower filed with the Office of the Secretary of State of the State of Delaware on June 30, 2010, each of which is attached to a Certificate of Insurance Services Office, Inc., as to Existence, Authorization and Incumbency dated of even date herewith and delivered as of the date hereof to the Administrative Agent, and (b) the Amended and Restated Certificate of Incorporation of Verisk Analytics filed with the Office of the Secretary of State of the State of Delaware on October 6, 2009, which has been previously delivered to the Administrative Agent, none of the corporate governing documents of the Borrower or the Guarantors have been amended, modified or supplemented since the date of the execution and delivery of the Credit Agreement; and (iv) represent and warrant that the Borrower and the Guarantors have taken all necessary action required by law and by their respective corporate governing documents to execute and deliver this Third Amendment and that such execution and delivery constitutes the legal and validly binding action of such entities.
5. No Novation. It is the intention of the parties hereto that this Third Amendment shall not constitute a novation.
6. Additional Documents; Further Assurances. The Borrower and the Guarantors hereby covenant and agree to execute and deliver to the Administrative Agent, on behalf of the Lenders, or to cause to be executed and delivered to the Administrative Agent, on behalf of the Lenders, contemporaneously herewith, at their sole cost and expense, any other documents, agreements, statements, resolutions, certificates, opinions, consents, searches and information as the Administrative Agent or any Lender may reasonably request in connection with the matters or actions described herein. The Borrower and the Guarantors hereby further covenant and agree to execute and deliver to the Administrative Agent, on behalf of the Lenders, or to use reasonable efforts to cause to be executed and delivered to the Administrative Agent, on behalf of the Lenders, at the sole cost and expense of the Borrower and the Guarantors, from time to time, any and all other documents, agreements, statements, certificates and information as the Administrative Agent or any Lender shall reasonably request to evidence or effect the terms of the Credit Agreement, the Guaranties, and/or any of the other Loan Documents. All such documents, agreements, statements, etc., shall be in form and content reasonably acceptable to the Administrative Agent and the Lenders.
[THIRD AMENDMENT AND —
MODIFICATION AGREEMENT]

7. Waiver, Release and Indemnification by the Borrower and the Guarantors. To induce the Administrative Agent and the Lenders to enter into this Third Amendment, the Borrower and the Guarantors, and any person or entity claiming by or through any or all of them, each waives and releases and forever discharges the Administrative Agent and the Lenders and their respective officers, directors, shareholders, agents, parent corporation, subsidiaries, affiliates, trustees, administrators, attorneys, predecessors, successors and assigns and the heirs, executors, administrators, successors and assigns of any such person or entity, as releasees (hereinafter collectively referred to as the “Releasees”) from any liability, damage (whether direct or indirect, consequential, special, exemplary, or punitive), claim (including, without limitation, any claim for contribution or indemnity), loss or expense of any kind, in each case whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, that it may have against any Releasee arising from the beginning of time to the date hereof arising out of or relating to the Credit Facility. The Borrower and the Guarantors each further agrees to indemnify and hold the Releasees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Administrative Agent or any Lender on account of any claims of third parties arising out of or relating to the Credit Facility. The Borrower and the Guarantors each further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.
8. Status of Parties. The relationship between the Administrative Agent and the Lenders, on the one hand, and the Borrower, on the other hand, is solely that of administrative agent and lenders, on the one hand, and borrower, on the other hand. Neither the Administrative Agent nor the Lenders have any fiduciary or other special relationship with or duty to the Borrower and none is created by the Loan Documents. Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association, or special relationship between the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, or in any way make the Administrative Agent or any Lender a co-principal with the Borrower. In no event shall the Administrative Agent’s or any Lender’s rights and interests under the Loan Documents be construed to give the Administrative Agent or any Lender the right to control, or be deemed to indicate that the Administrative Agent or any Lender is in control of, the business, properties, management or operations of the Borrower.
9. Fees, Costs, Expenses and Expenditures. The Borrower shall pay all of the Administrative Agent’s and the Lenders’ reasonable costs and expenses in connection with this Third Amendment, including, without limitation, the reasonable fees and disbursements of the Administrative Agent’s and the Lenders’ legal counsel, and shall further pay to the Lenders the upfront fee negotiated between the Borrower and the Administrative Agent.
10. No Waiver. Nothing contained in this Third Amendment constitutes an agreement or obligation by the Administrative Agent or the Lenders to grant any further amendments to any of the Loan Documents, as amended and modified hereby, and nothing contained herein constitutes a waiver or release by the Administrative Agent or any Lender of any rights or remedies available to the Administrative Agent or any Lender under the Loan Documents, as amended and modified hereby, at law or in equity.
11. Inconsistencies. To the extent of any inconsistency between the terms, conditions, and provisions of this Third Amendment and the terms, conditions, and provisions of the Credit Agreement, the Notes, the Guaranties, and all other Loan Documents, the terms, conditions, and provisions of this Third Amendment shall govern and control. All terms, conditions, and provisions of the Credit Agreement, the Notes, the Guaranties, and all other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by each party hereto.
[THIRD AMENDMENT AND —
MODIFICATION AGREEMENT]

12. Binding Effect; Governing Law. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and/or assigns. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.
13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 13.
14. Headings. The headings of the Articles, Sections, paragraphs and clauses of this Third Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Third Amendment.
15. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which, when taken together, shall be deemed one and the same instrument.
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[THIRD AMENDMENT AND —
MODIFICATION AGREEMENT]

IN WITNESS WHEREOF, the Administrative Agent, the Lenders, the Borrower, and the Guarantors have duly executed and delivered this Third Amendment, all as of the day and year first written above.

BORROWER:

ATTEST:		INSURANCE SERVICES OFFICE, INC., as the Borrower

By:	/s/	By:	/s/
	Kenneth E. Thompson Secretary		Mark V. Anquillare Senior Vice President and Chief Financial Officer

GUARANTORS:

ATTEST:	ISO CLAIMS SERVICES, INC., a Delaware corporation
AIR WORLDWIDE CORPORATION, a Delaware corporation
ISO SERVICES, INC., a Delaware corporation
XACTWARE SOLUTIONS, INC., a Delaware corporation
INTERTHINX, INC., a California corporation
VERISK HEALTH, INC., a Massachusetts corporation
D2HAWKEYE, INC., a Delaware corporation
VERISK ANALYTICS, INC., a Delaware corporation

By:	/s/	By:	/s/
Kenneth E. Thompson Secretary	Mark V. Anquillare
Vice President of ISO Claims Services, Inc.,
AIR Worldwide Corporation,
ISO Services, Inc.,
Xactware Solutions, Inc., and
Interthinx, Inc.
Vice President and Chief Financial Officer of
Verisk Health, Inc.
Vice President and Treasurer of D2Hawkeye, Inc.
Senior Vice President and Chief Financial
Officer of Verisk Analytics, Inc.
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[THIRD AMENDMENT AND —
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ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.
By:	/s/
George Scott Carey
Assistant Vice President

LENDERS: BANK OF AMERICA, N.A., as a Lender, L/C Issuer, and Swing Line Lender
By:	/s/
William T. Franey
Senior Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/
Name:
Title:

MORGAN STANLEY BANK, N.A.
By:	/s/
Name:
Title:

WELLS FARGO BANK, N.A.
By:	/s/
Name:
Title:

[THIRD AMENDMENT AND —
MODIFICATION AGREEMENT]

SUNTRUST BANK
By:	/s/
Name:
Title:

SOVEREIGN BANK
By:	/s/
Name:
Title:

RBS CITIZENS, N.A.
By:	/s/
Name:
Title:

[END OF SIGNATURES]
[THIRD AMENDMENT AND —
MODIFICATION AGREEMENT]

SCHEDULE 2.01
ATTACHED TO AND MADE A PART OF THAT CERTAIN THIRD AMENDMENT AND MODIFICATION AGREEMENT EXECUTED BY AND AMONG, AMONGST OTHERS, INSURANCE SERVICES OFFICE, INC., AS BORROWER, AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
DATED SEPTEMBER 10, 2010
COMMITMENTS
AND APPLICABLE PERCENTAGES

		Applicable
Lender	Commitment	Percentage
Bank of America, N.A.	$150,000,000.00	26.086956522%
JPMorgan Chase Bank, N.A.	$120,000,000.00	20.869565218%
Morgan Stanley Bank, N.A.	$95,000,000.00	16.521739130%
Wells Fargo Bank, N.A.	$75,000,000.00	13.043478261%
SunTrust Bank	$47,500,000.00	8.260869565%
Sovereign Bank	$40,000,000.00	6.956521739%
RBS Citizens, N.A.	$47,500,000.00	8.260869565%

Total	$575,000,000.00	100.000000000%
[THIRD AMENDMENT AND —
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